                                                                   EXHIBIT 10.5C

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                          COMPAQ/ALTIRIS CONFIDENTIAL
                               AMENDMENT NUMBER 1

                                       To

                       License and Distribution Agreement
                             Dated November 12,1999
                                     Between
                                 ALTIRIS, INC.
                                       and
                           COMPAQ COMPUTER CORPORATION

THIS AMENDMENT is effective as of April 20, 2000 by and between COMPAQ COMPUTER CORPORATION (hereinafter referred to as "Compaq") and ALTIRIS, INC. (hereinafter referred to as "Altiris"), (collectively hereinafter referred to as "the Parties").

1. The License and Distribution Agreement between the Parties, dated November 12,1999 (the "Agreement"), is hereby amended to add a new Exhibit G, Consultant Licensing for AX-CNSLT Altiris eXpress, to authorize personnel from Compaq Customer Services and/or Compaq Authorized Service Partners to use certain Altiris software to provide consulting services to Compaq customers.

2. Except as provided for herein, the Agreement shall in all other respects remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 1 to be executed in duplicate by their duly authorized representatives.

ALTIRIS, INC.                          COMPAQ COMPUTER CORPORATION

/s/ Rob Wellman                        /s/ Charles F. Bennett
--------------------------------       --------------------------------
Signature                              Signature

Rob Wellman                            Charles F. Bennett
--------------------------------       --------------------------------
Name (typed)                           Name (typed)

VP Strategic Alliance                  Vice President
--------------------------------       --------------------------------
Title                                  Title

April 24, 2000                  `      April 25, 2000
--------------------------------       --------------------------------
Date                                   Date

                          COMPAQ/ALTIRIS CONFIDENTIAL

Amendment 1 to Compaq/Altiris
License & Distribution Agreement
Of November 12, 1999

                          COMPAQ/ALTIRIS CONFIDENTIAL

                                    EXHIBIT G

                Consultant Licensing for AX-CNSLT Altiris eXpress

I.   License Description and Usage Guidelines.

     a.   Type: Named Consultant License.

     b.   Specific Designator: AX-CNSLT Altiris eXpress Consultant License

     c. Authorized Licensees. Compaq Customer Service employees in the Compaq Customer Services organization and employees of Compaq Authorized Service Partners, world-wide, are authorized recipients of licenses under this Exhibit to the Agreement. Other Compaq organizations can purchase this consultant tool upon approval of Altiris.

     d. License Limitations. Each Altiris eXpress Consultant License is granted for unlimited use by a single, Compaq designated consultant or a Compaq Authorized Service Partner's consultant The license may not be transferred, sublicensed or shared among otherwise authorized consultants or with other persons.

     e.   Licensee Equipment Usage Guidelines.

          1) The Altiris Console cannot be retained by customer; it must be removed from customer installation upon completion of deployment/migration unless the customer purchases a license.

          2) The Altiris client agent may remain on PCs at the customer site in perpetuity once installed by the Consultant, but such PCs may not be subsequently managed by any Altiris console unless a license is purchased for each such PC.

II. Maintenance. Maintenance for one year is included with the original purchase order. The Altiris software maintenance plan is a one-year software maintenance contract between Compaq and Altiris Inc. Maintenance includes updates, upgrades, problem resolution and related items. Mandatory software maintenance for years two and three is sold on a per unit basis; pricing is included in the table below. Altiris grants Compaq the right to reproduce and distribute any "Updates" or "Upgrades" of AX-CNSLT to individual Compaq Customer Services consultants or Authorized Service Partners who have purchased product/maintenance under this Agreement.

                           COMPAQ/ALTIRIS CONFIDENTIAL

Annex A to Exhibit G of
Amendment 1 to Compaq/Altiris
License & Distribution Agreement
Of November 12, 1999

                                                                               2

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                          COMPAQ/ALTIRIS CONFIDENTIAL

IV.  [*]

III. [*]




________________________________
 *This provision is the subject of a Confidential Treatment Request.

                          COMPAQ/ALTIRIS CONFIDENTIAL

Annex A to Exhibit G of
Amendment 1 to Compaq/Altiris
License & Distribution Agreement
Of November 12, 1999

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